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                                                                   EXHIBIT 10.18

                                 EXECUTION COPY

                                 AMENDMENT NO. 5

                          Dated as of November 16, 2001

                                       to

                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of August 10, 2000

                  THIS AMENDMENT NO. 5 dated as of November 16, 2001 ("Amendment") is entered into by and among Jabil Circuit Financial, Inc., a Delaware corporation (the "Seller"), Jabil Circuit, Inc., a Delaware corporation (the "Sub-Servicer"), the financial institutions party hereto (the "Financial Institutions"), Falcon Asset Securitization Corporation ("Falcon") and Bank One, NA (Main Office Chicago), as Agent (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the RPA, as defined below.

                             PRELIMINARY STATEMENTS

         A. The Seller, the Sub-Servicer, the Financial Institutions, Falcon and the Agent are parties to that certain Receivables Purchase Agreement dated as of August 10, 2000 (as the same has been amended prior to the date hereof and may be further amended, restated, supplemented or otherwise modified from time to time, the "RPA").

         B. The parties hereto have agreed to amend the RPA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Sub-Servicer, the Purchasers and the Agent agree as follows:

         SECTION 1. Amendments to the RPA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RPA is hereby amended as follows:

         1.1      Section 7.1(b) of the RPA is hereby amended to delete clause
(vii) thereof in its entirety and replace it with the following:

                  "(vii) Jabil Mexico and Jabil Chihuahua. As soon as the Seller becomes aware thereof, notice of any action taken by Jabil Mexico, Jabil Chihuahua or any other Person to assert any claim against any property of Jabil, Jabil Mexico or Jabil Chihuahua in Mexico."

         1.2 Section 8.1(b) of the RPA is hereby amended to delete the parenthetical appearing in the fourth sentence thereof and replace it with the following:

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                  "(other than (x) Jabil Mexico with respect to those
         Receivables arising from the sale of products manufactured by Jabil Mexico and (y) Jabil Chihuahua with respect to those Receivables arising from the sale of products manufactured by Jabil Chihuahua)"

         1.3 Section 8.5 of the RPA is hereby amended to delete clause (i) thereof in its entirety and replace it with the following:

                  "(i) on the fifteenth(15th) day of each month and at such times as the Agent shall request, a Monthly Report, such Monthly Report and the calculations on which the information in such Monthly Report is based not to include or otherwise give effect to any Unreported Receivable and"

         1.4      Section 9.1(f) of the RPA is hereby amended to delete clauses
(ii) and (iii) thereof in their entirety and replace them with the following:

                  (ii) the average of the Dilution Ratios as at the end of such month and the two preceding months shall exceed 10% and the Dilution Ratio as at the end of such month shall exceed 14%; or

                  (iii) the average of the Default Ratios as at the end of such month and the two preceding months shall exceed 7.75% and the Default Ratio as at the end of such month shall exceed 9.25%."

         1.5      Section 10.1 of the RPA is hereby amended to delete clause
(xv) thereof in its entirety and replace it with the following:

                  "(xv) the operations of Jabil Mexico or Jabil Chihuahua and the enforcement of the Agent's and the Purchaser's rights under either Estoppel Letter; and"

         1.6 Section 11.1 of the RPA is hereby amended to delete the term "Estoppel Letter" appearing in the last sentence thereof and replace it with the term "Estoppel Letters".

         1.7 Exhibit I of the RPA is hereby amended to delete the definition of "Dilution Horizon Ratio" contained therein in its entirety and replace it with the following:

                  " `Dilution Horizon Ratio' means, as of the last day of any calendar month, a percentage equal to (i) the Originator Sales during the most recently ended calendar month divided by (ii) the aggregate Outstanding Balance of all Eligible Receivables as of such date."

         1.8 Exhibit I of the RPA is hereby further amended to delete the definition of "Dilution Ratio" contained therein in its entirety and replace it with the following:

                  " `Dilution Ratio' means, at any time, a percentage equal to
         (i) the aggregate amount of Dilutions which accrued during the calendar month then most recently ended, divided by (ii) the Originator Sales during the month ending one (1) calendar month prior to such date."

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         1.9      Exhibit I of the RPA is hereby further amended to delete the definition of "Dilution Spike Ratio" contained therein in its entirety and replace it with the following:

                  " `Dilution Spike Ratio' means, as of the last day of any calendar month, a percentage equal to the highest Dilution Ratio as of the last day of any of the twelve (12) months then most recently ended; provided, that $8,000,000 shall be deducted from the Dilutions for the month of February 2000 in calculating the Dilution Ratio for such month for purposes of this definition."

         1.10 Exhibit I of the RPA is hereby further amended to delete clause (iv) of the definition of "Eligible Receivable" in its entirety and replace it with the following:

                  "(iv) which by its terms is due and payable within 45 days of the original billing date therefor (or in the case of a Receivable for which Johnson Controls, Inc. is the Obligor, is due and payable on or prior to the last day of the month immediately succeeding the month in which the original billing date occurred), has not had its payment terms extended, and has not had its original billing date changed for any portion thereof,"

         1.11 Exhibit I of the RPA is hereby further amended to delete clause (xx) of the definition of "Eligible Receivable" in its entirety and replace it with the following:

                           "(xx) which, if it arises from the sale of any product manufactured outside of the United States (other than a product manufactured by Jabil Mexico in Guadalajara, Mexico and other than a product manufactured by Jabil Chihuahua in Chihuahua, Mexico) such Receivable has been approved in writing by the Agent."

         1.12 Exhibit I of the RPA is hereby further amended to delete the definition of "Estoppel Letter" contained therein in its entirety and replace it with the following:

                  " `Estoppel Letters' means each of (i) that certain estoppel letter agreement dated as of August 10, 2000 executed by Jabil Mexico for the benefit of the Agent, on behalf of the Purchasers and (ii) that certain estoppel letter agreement dated as of November 16, 2001 executed by Jabil Chihuahua for the benefit of the Agent, on behalf of the Purchasers."

         1.13 Exhibit I of the RPA is hereby further amended to add the following definition after the definition of "Jabil" contained therein:

                  " `Jabil Chihuahua' means Jabil Circuit de Chihuahua, S.A. de C.V., a corporation organized under the laws of Mexico as a Sociedad Anonima de Capital Variable."

         1.14 Exhibit I of the RPA is hereby further amended to delete the date "November 16, 2001" occurring in the definition of "Liquidity Termination Date" contained therein and replace it with the date "May 8, 2002".

         1.15 Exhibit I of the RPA is hereby further amended to delete the definition of "Purchase Limit" contained therein in its entirety and replace it with the following:



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                  " `Purchase Limit' means $100,000,000."

         1.16 Exhibit I of the RPA is hereby further amended to delete the term "Estoppel Letter" appearing in the definition of "Transaction Documents" contained therein and replace it with the term "Estoppel Letters".

         1.17 Exhibit I of the RPA is hereby further amended to add the following definition after the definition of "Unconditional Liquidity Provider" contained therein:

                  " `Unreported Receivable' means a Receivable described on Schedule E, as such schedule may be modified from time to time by the Seller with the consent of the Agent."

         1.18 Exhibit III of the RPA is hereby amended to add the following information under the Guadalajara, Mexico information:

                  CHIHUAHUA, MEXICO
                  c/o Jabil Circuit de Chihuahua SA de CV
                  Alejandro Dumas #11341
                  Complejo Industrial Chihuahua
                  Chihuahua, Chihuahua, Mexico CP31109

         1.19 Exhibit IV of the RPA is hereby amended to add the following Collection Account Information:

                  Collection Bank        Lockbox Address                    Related Collection Account
                  Bank One, NA           P.O. Box 22825                     10-93863 Jabil Circuit Financial,
                                         Chicago, IL  60673-1228            Inc. (Texas)
                  Bank One, NA           P.O. Box 730802                    11-00221 Jabil Circuit Financial,
                                         Dallas, TX 75375-0802              Inc. (Chihuahua)
                  Bank One, NA           P.O. Box 22275                     10-63544 Jabil Circuit Financial,
                                         Chicago, IL 60673-1222             Inc. (Florida)

         1.20 The RPA is hereby amended to add Schedule E thereto in the form attached hereto as Annex A.

         SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon receipt by the Agent of:

                  (i) four (4) copies of this Amendment duly executed by each of the Seller, the Sub-Servicer, the Purchasers and the Agent;

                  (ii)     each of the documents set forth on Schedule I hereto;
         and

                  (iii) the Amendment Fee (as such term is defined in the Fee Letter referred to on Schedule I hereto).


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         SECTION 3.        Covenants, Representations and Warranties of the
Seller and the Sub-Servicer.

         3.1 Upon the effectiveness of this Amendment, each of the Seller (individually and in its capacity as Servicer) and the Sub-Servicer hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

         3.2 Each of the Seller (individually and in its capacity as Servicer) and the Sub-Servicer hereby represents and warrants, (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no Amortization Event or Potential Amortization Event has occurred or is continuing.

         SECTION 4. Reference to the Effect on the RPA.

         4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

         4.2 Except as specifically amended hereby, the RPA and the other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Agent under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 5. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

         SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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         SECTION 8.   Fees and Expenses. The Seller hereby confirms its
agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.



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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                        JABIL CIRCUIT FINANCIAL, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        JABIL CIRCUIT, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        FALCON ASSET SECURITIZATION

                                        CORPORATION

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title: Authorized Signatory

                                        BANK ONE, NA  (Main Office Chicago), as
                                        a Financial Institution and as Agent


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title: Authorized Signatory



                        Signature Page to Amendment No. 5
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                          ANNEX A TO AMENDMENT NO. 5 TO

                         RECEIVABLES PURCHASE AGREEMENT

                                   SCHEDULE E

                             UNREPORTED RECEIVABLES

             Receivables for which the Obligor is Redback Networks


                        Signature Page to Amendment No. 5